UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Pkwy.

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On March 15, 2017, iHeartCommunications, Inc. (“iHeartCommunications”), an indirect parent of Clear Channel Outdoor Holdings, Inc. (the “Company”), commenced exchange offers to exchange certain series of its outstanding series of debt securities (the “Existing Notes”) for new securities of iHeartCommunications, iHeartMedia, Inc. and CC Outdoor Holdings, Inc. and concurrent consent solicitations with respect to the Existing Notes. In addition, on March 15, 2017, iHeartCommunications also commenced offers (the “Term Loan Offers”) to amend its outstanding Term Loan D and Term Loan E borrowings under its senior secured credit facility.

As previously disclosed, iHeartCommunications has engaged in discussions with certain lenders under its Term Loan D and Term Loan E facilities and certain priority guarantee noteholders (collectively, the “Lenders”) and counsel to certain of those Lenders in connection with the Term Loan Offers. In furtherance of those discussions, iHeartCommunications is disclosing the information set forth on Exhibit 99.1 hereto to such Lenders, some of which information relates to the Company.

No agreement has been reached with respect to the above discussions and discussions remain ongoing. There can be no assurance that any agreement will be reached. Any such agreement will require the consent of additional debt holders who are not party to the negotiations, and who hold substantial percentages of iHeartCommunications’ debt. The information set forth in this Item 7.01 of this Current Report on Form 8-K is not an offer to sell or exchange, or solicitation of an offer to buy, any securities, or a solicitation of consents with respect to any securities.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are furnished herewith:

Exhibit No.	Description

99.1	Certain tax and corporate structure information (incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed September 29, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: September 29, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary